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                            REGISTRATION RIGHTS AGREEMENT

    This Registration Rights Agreement ("Agreement") is entered into as of the 5th day of October, 1997 by and between Total Control Products, Inc., an Illinois corporation ("TCP"), Computer Dynamics, Inc. ("Investor") and Priester ("Priester").


                                PRELIMINARY STATEMENT

    Pursuant to the Asset Purchase Agreement dated as of the date hereof (the "Investment Agreement") among Investor, TCP, Priester and various other parties, as partial consideration for the consummation of the transaction contemplated by the Investment Agreement (the "Acquisition"), Investor has received 932,039 shares of common stock, no par value per share, of TCP ("Common Stock"). Investor's agreement to receive such shares of Common Stock upon the consummation of the Acquisition is on the condition that TCP agrees to certain terms and conditions related to the registration of securities of TCP, as set forth in this Agreement.

                                 TERMS AND CONDITIONS

    In consideration of the mutual covenants and agreements contained in this Agreement and the Investment Agreement, and intending to be legally bound, the parties hereto agree as follows:

    SECTION 1.0. DEFINITIONS. As used in this Agreement, the following terms have the meanings indicated below or in the referenced sections of this Agreement. Additional terms are defined in the body of this Agreement.

    "Common Stock": TCP's Common Stock, without par value, as the same may be constituted from time to time.

    "Exchange Act": The Securities Exchange Act of 1934, as amended from time to time.

    "Person": An individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, and a government entity or any department, agency, or political subdivision thereof.

    "Registrable Securities": The 932,039 shares of Common Stock to be received by Investor pursuant to the Investment Agreement and any other shares of Common Stock acquired by Investor or Priester after the date hereof which are not registered under the Securities Act, including without limitation, any additional shares of Common Stock received by Investor pursuant to the terms of the Investment Agreement.

    "Restricted Securities": The Registrable Securities, subject to the provisions of SECTION 2.0.

    "SEC":  The United States Securities and Exchange Commission.


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    "Securities Act":  The Securities Act of 1933, as amended from time to time.

    "Underwritten registration or underwritten offering": A registration in which securities of TCP are sold pursuant to a firm commitment underwriting.

    SECTION 2.0. SECURITIES SUBJECT TO THIS AGREEMENT. The securities entitled to the benefits of this Agreement are those Registrable Securities that are Restricted Securities. A Registrable Security ceases to be a Restricted Security when (i) it is registered under the Securities Act and disposed of in accordance with the registration statement covering it, (ii) it is sold or transferred in accordance with the requirements of Rule 144 (or similar provisions then in effect) promulgated by the SEC under the Securities Act ("Rule 144"); or (iii) such Registerable Security is transferred to any Person, other than to the Investor or to Priester.

    SECTION 3.0.   PIGGYBACK REGISTRATIONS.

    (a) RIGHT TO PIGGYBACK. If at any time TCP proposes to register any of its securities under the Securities Act and Nicholas Gihl, the President and Chief Executive Officer of the Company, has elected to sell all or any portion of his shares of Common Stock in such offering (a "Piggyback Registration"), TCP shall notify Investor and Priester in writing (the "Piggyback Notice") of such Piggyback Registration no later than thirty (30) days prior to the anticipated filing date. Subject to the provisions of SECTION 3.0(b), TCP will include in the Piggyback Registration up to the following aggregate number of Restricted Securities owned beneficially by Priester and Investor: (a) the aggregate number of Restricted Securities owned beneficially by Priester and Investor as of the date of their receipt of the Piggyback Notice; multiplied by (b) the following fraction, the numerator of which is equal to the number of shares of Common Stock elected to be sold by Nicholas Gihl in the Piggyback Registration, and the denominator of which is equal to the aggregate number of shares of Common Stock owned beneficially by Nicholas Gihl as of the date of such election. Investor and Priester must notify TCP in writing of their desire to include all or any part of such Restricted Securities in the Piggyback Registration within fifteen
(15) days after their receipt of the Piggyback Notice. Priester and the Investor may withdraw all or any part of the Registrable Securities from a Piggyback Registration at any time before the printing of the preliminary prospectus relating to the Piggyback Registration. All Persons whose securities are included in the Piggyback Registration must sell their securities on the same terms and conditions as apply to the securities being issued and sold by TCP or, if TCP is not issuing and selling shares, the person who initiated the Piggyback Registration.

    (b) PRIORITY ON REGISTRATIONS. If a Piggyback Registration is an underwritten registration on behalf of TCP and the managing underwriters give TCP their written opinion that the total number or dollar amount of securities requested to be included in the registration exceeds the number or dollar amount of securities that can be sold, the aggregate number of Restricted Securities elected to be included in the Piggyback Registration by Priester and/or the Investor shall be reduced by the same percentage as the percentage reduction in the number of shares of Common Stock that Nicholas Gihl is allowed to sell in such offering as compared to the number of shares of Common Stock that Mr. Gihl originally elected to sell in such offering.

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    (c)  SELECTION OF UNDERWRITERS.  If any Piggyback Registration is an
underwritten offering, TCP will select the investment banker(s) and manager(s) that will administer the offering and shall enter into a customary underwriting agreement with the investment banker(s) and manager(s).

    SECTION 4.0.   HOLDBACK AGREEMENTS.

    (a) RESTRICTIONS ON PUBLIC SALE BY SECURITIES HOLDERS. Each holder of Registrable Securities agrees not to make any public sale or distribution of equity securities of TCP (except as part of the underwritten registration), including a sale pursuant to Rule 144 under the Securities Act, during the seven days prior to and the 90 days after the effective date of any underwritten registration of securities by TCP (or such longer period not to exceed 180 days as the Underwriters may require) unless the managing underwriters agree otherwise.

    (b) RESTRICTIONS ON PUBLIC SALE BY TCP AND OTHERS. TCP agrees not to make any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for its equity securities, including a sale under Regulation D of the Securities Act or under any other exemption of the Securities Act (except as part of the underwritten registration or pursuant to registrations on Form S-8 or Form S-4 or any successor forms), during the seven days prior to and the 90 days after the effective date of any underwritten registration of securities by TCP unless the managing underwriters agree otherwise.

    SECTION 5.0.   REGISTRATION PROCEDURES.

    (a) Whenever Priester or the Investor request the inclusion of any Registrable Securities in a registration statement to be filed pursuant to this Agreement, TCP shall use its reasonable commercial efforts to register and to permit the sale of the Registrable Securities in accordance with the intended method of disposition.

    (b) From time to time, TCP may require each seller of Registrable Securities subject to the registration to furnish to TCP information regarding the distribution of the securities subject to the registration.

    (c) Each holder of Registrable Securities agrees by acquisition of those securities that, upon receipt of any notice from TCP stating that the prospectus used to distribute securities contains an untrue statement of material fact or omits to state any material fact necessary to make the statements therein not misleading, the holder will discontinue disposition of Registrable Securities until the holder receives copies of the supplemented or amended prospectus which corrects such misstatement or omission. In addition, if TCP requests, the holder will deliver to TCP (at TCP's expense) all copies, other than permanent file copies then in the holder's possession, of the prospectus covering the Registrable Securities current at the time of receipt of the notice.

    SECTION 6.0. REGISTRATION EXPENSES. All Registration Expenses incident to TCP's performance of or compliance with this Agreement shall be paid by TCP. As used in this Agreement, the term "Registration Expenses" includes without limitation all registration filing fees,


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professional fees, and other expenses of compliance with federal, state, and other securities laws; printing expenses; fees and disbursements of counsel for TCP; and fees and disbursements of all independent certified public accountants. The term "Registration Expenses" does not include any discounts and commissions of underwriters payable with respect to the sale of shares of Restricted Securities, which expenses shall be borne by the holder of shares of Registerable Securities sold.

    SECTION 7.0.   INDEMNIFICATION.

    (a) INDEMNIFICATION BY TCP. To the full extent permitted by law, TCP agrees to indemnify Priester and the Investor against all losses, claims, damages, liabilities, and expenses caused by any untrue or allegedly untrue statement of material fact contained in any registration statement, prospectus, or preliminary prospectus or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except to the extent the untrue statement or omission resulted from information that Priester or the Investor furnished in writing to TCP expressly for use therein or by Priester's and the Investor's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto to any purchaser after TCP has furnished Priester or the Investor with a sufficient number of copies of the relevant documents.

    (b) INDEMNIFICATION BY HOLDERS OF SECURITIES. In connection with any registration statement, to the extent that Priester or the Investor participate in such registration, Priester and the Investor will furnish to TCP in writing such information and affidavits as TCP reasonably requests for use in connection with any registration statement or prospectus and Priester and the Investor agree, jointly and severally, to indemnify, to the extent permitted by law, TCP, its directors and officers, and each Person who controls TCP (within the meaning of the Securities Act and the Exchange Act) against any losses, claims, damages, liabilities, and expenses resulting from any untrue or allegedly untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated in the registration statement or prospectus or any amendment thereof or supplement thereto necessary to make the statements therein not misleading, but only to the extent that the untrue statement or omission is contained in or omitted from any information or affidavit Priester or the Investor furnished in writing, or resulting from Priester's or the Investor's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto to any purchaser after TCP has furnished Priester or the Investor with a sufficient number of copies of the relevant documents.

    (c) INDEMNIFICATION PROCEEDINGS. Any Person entitled to indemnification under this Agreement will (1) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (2) unless in the indemnified party's reasonable judgment a conflict of interest may exist between the indemnified and indemnifying parties with respect to the claim, permit the indemnifying party to assume the defense of the claim with counsel reasonably satisfactory to the indemnified party. If the indemnifying party does not assume the defense, the indemnifying party will not be liable for any settlement made without its consent (but that consent may not be unreasonably withheld).
No indemnifying party will consent to entry of any judgment or will enter into any settlement that does not include as an unconditional term the claimant's or


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plaintiff's release of the indemnified party from all liability concerning the claim or litigation. An indemnifying party who is not entitled to or elects not to assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by the indemnifying party with respect to the claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between the indemnified party and any other indemnified party with respect to the claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of additional counsel.

    SECTION 9.0. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. No Person may participate in any underwritten registration without (a) agreeing to sell securities on the basis provided in any properly approved underwriting arrangements and (b) completing and executing all questionnaires, powers of attorney, indemnities, underwriting agreements, and other documents required by the underwriting arrangements.

    SECTION 10.0.  MISCELLANEOUS.

    (a) AMENDMENT. This Agreement may be amended or modified only by a written agreement executed by TCP, Priester and the Investor.

    (b) ATTORNEYS' FEES. In any legal action or proceeding brought to enforce any provision of this Agreement, the prevailing party shall be entitled to recover all reasonable expenses, charges, court costs, and attorneys' fees in addition to any other available remedy at law or in equity.

    (c) CAPTIONS. The captions of the sections and subsections of this Agreement are solely for convenient reference and shall not be deemed to affect the meaning or interpretation of any provision of this Agreement.

    (d) COOPERATION. The parties agree that after execution of this Agreement they will from time to time, upon the request of any other party and without further consideration, execute, acknowledge, and deliver in proper form any further instruments and take such other action as any other party may reasonably require to carry out effectively the intent of this Agreement.

    (e) COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

    (f) ENTIRE AGREEMENT. This Agreement contains the entire understanding of the parties with respect to the subject matter of this Agreement. There are no promises, covenants, or undertakings other than those expressly set forth or provided for in this Agreement.

    (g) NOTICES. All notices, requests, demands, or other communications that are required or may be given pursuant to the terms of this Agreement shall be in writing and delivery shall be deemed sufficient in all respects and to have been duly given on the date of service if delivered personally to the party to whom notice is to be given, or on the third day after mailing if mailed by


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first class mail - return receipt requested, postage prepaid, and properly addressed to the addresses set forth in the Investment Agreement or to such other addresses as the respective parties hereto shall from time to time designate to the other(s) in writing.

    (h) SPECIFIC PERFORMANCE. Each of the parties agrees that damages for a breach of or default under this Agreement would be inadequate and that in addition to all other remedies available at law or in equity the parties and their successors and assigns shall be entitled to specific performance or injunctive relief, or both, in the event of a breach or a threatened breach of this Agreement.

    (i) VALIDITY OF PROVISIONS. Should any part of this Agreement for any reason be declared by any court of competent jurisdiction to be invalid, that decision shall not affect the validity of the remaining portion, which shall continue in full force and effect as if this Agreement had been executed with the invalid portion eliminated, it being the intent of the parties that they would have executed the remaining portion of the Agreement without including any part or portion that may for any reason be declared invalid.

    IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above.


                             TOTAL CONTROL PRODUCTS, INC.


                             By /s/Nic Gihl
                                -------------------------
                             Title:President
                                   ----------------------


                             COMPUTER DYNAMICS, INC.


                             By /s/Kurt Priester
                                -------------------------
                             Title:President


                             /s/Kurt Priester
                             ----------------------------
                             Kurt Priester


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